Registration No. 333-
========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                                        38-0549190
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

         One American Road
         Dearborn, Michigan                                 48126
 (Address of principal executive offices)                (Zip Code)


                      FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS
                            PLAN FOR HOURLY EMPLOYEES
                            (Full title of the Plan)

                              J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                One American Road
                          Dearborn, Michigan 48126-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

                         _______________________________
                         CALCULATION OF REGISTRATION FEE

========================== ======================== ======================== ======================== =======================
Tile of Each
Class of                                            Proposed                 Proposed Maximum
Securities to be           Amount to be             Maximum Offering         Aggregate Offering       Amount of
Registered                 Registered (a)           Price Per Share (b)      Price                    Registration Fee
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------
Series D Participating             53,403
Stock, $1.00 par value             shares                  $48,687.50              $2,600,058,562.50           $686,415.47
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------
Depositary Shares                  53,403,000
                                   shares (c)                 ___                       ___                    ___
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------
Common Stock,                      53,403,000                 ___                       ___                    ___
$1.00 par value                    shares (d)
========================== ======================== ======================== ======================== =======================

     (a) The number of shares being registered represents the maximum number of shares that may be acquired by Fidelity Management Trust Company, as trustee under the Master Trust established as of September 30, 1995, as amended, and as trustee under the Plan, during 2000 and during subsequent years until a new Registration Statement becomes effective.

     (b) Based on the market price of 1,000 shares of Common Stock of the Company on June 1, 2000 in accordance with Rule 457(c) under the Securities Act of 1933.

     (c) Each  Depositary  Share will  represent  1/1,000 of a share of Series D
Participating Stock and will be evidenced by a Depositary Receipt issued pursuant to a Deposit Agreement.

     (d) The number of shares being registered represents the maximum number of shares of Common Stock as are issuable upon conversion of the Series D Participating Stock registered hereby.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                        FORD MOTOR COMPANY TAX-EFFICIENT
                        SAVINGS PLAN FOR HOURLY EMPLOYEES
                             ______________________

INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-37536, 333-58701, 333-49547, 333-47445, 333-27993, 33-64605, 33-61107, 33-58255, 33-54737,
33-54283,  33-50238,  33-36043,  33-19036 and 2-95018 are incorporated herein by reference.

                              ____________________

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The  following  documents  filed or to be filed  with  the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

          (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

          (c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933.

     All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 4.  Description of Securities

     For a description of Ford's Series D Participating Stock and Depositary Shares, each representing 1/1,000 of a share of such Series D Participating Stock, see Exhibits 4.E, 4.F, 4.G, and 4.H to this Registration Statement.

     For a description of Ford's Common Stock, see Item 3 above.

Item 8. Exhibits.

Exhibit 4.A  -      Amended and Restated Ford Motor Company Tax-Efficient
                    Savings Plan for Hourly Employees dated October 9, 1999.
                    Filed as Exhibit 4.A to Registration Statement No.333-37536.

Exhibit 4.B   -     Copy of Master Trust Agreement dated as of September 30,
                    1995 between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.B to
                    Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.C  -      Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.E Registration
                    Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.D  -      Copy of Amendment dated March 3, 1998 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.F to
                    Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 4.E  -      Form of Certificate of Designations designating Series D
                    Participating Stock.  Filed as Exhibit 4.E to Registration
                    Statement No. 333-38580 and incorporated herein by reference.

Exhibit 4.F  -      Form of certificate for shares of Series D Participating
                    Stock.  Filed as Exhibit 4.F to Registration Statement
                    No. 333-38580 and incorporated herein by reference.

Exhibit 4.G  -      Form of Deposit Agreement.  Filed as Exhibit 4.G to
                    Registration Statement No. 333-38580 and incorporated herein by reference.

Exhibit 4.H  -      Form of Depositary Receipt is included in Exhibit 4.G.
                    Filed as Exhibit 4.H to Registration Statement No.
                    333-38580 and incorporated herein by reference.

Exhibit 5.A  -      Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B  -      Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                    Revenue Code. Filed as Exhibit 5.B to Registration
                    Statement No. 33-58255 and incorporated herein by reference.

Exhibit 15   -      Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23   -      Consent of Independent Certified Public Accountants. Filed
                    with this Registration Statement.

Exhibit 24.A -      Powers of Attorney authorizing signature.  Filed as Exhibit
                    24.A to Registration Statement No. 333-38580 and incorporated herein by reference.

Exhibit 24.B -      Resolutions of Committee of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as Exhibit
                    24.B to Registration Statement No. 333-38580 and incorporated herein by reference.

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 5th day of June, 2000.


                                    FORD MOTOR COMPANY TAX-EFFICIENT
                                    SAVINGS PLAN FOR HOURLY EMPLOYEES


                                     By:/s/Sheryl Herrick
                                        -----------------------
                                        Sheryl Herrick, Member
                                        Tax-Efficient Savings Plan Committee

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 5th day of June, 2000.

FORD MOTOR COMPANY

                                       By:  Jacques A. Nasser*
                                           ------------------------
                                           (Jacques A. Nasser)
                                           Chief Executive Officer and President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                             Title                                    Date
---------                                             -----                                    ----
                                             Director and President and
                                             Chief Executive Officer
Jacques A. Nasser*                           (principal executive officer)
-----------------------------
(Jacques A. Nasser)


                                             Director, Chairman of the Board and
                                             Chairman of the Environmental and
                                             Public Policy Committee, the Finance
                                             Committee and the Organization
William Clay Ford, Jr.*                      Review and Nominating Committee
-----------------------------
(William Clay Ford, Jr.)                                                                       June 5, 2000



                                             Director and Chairman of the
                                             Compensation and Option
Michael D. Dingman*                          Committee
-----------------------------
(Michael D. Dingman)



Edsel B. Ford II*                            Director
-----------------------------
(Edsel B. Ford II)



William Clay Ford                            Director
-----------------------------
(William Clay Ford)


                                      -7-

Signature                                             Title                                    Date
---------                                             -----                                    ----

                                             Director and Chairman of
Irvine O. Hockaday, Jr.*                     the Audit Committee
-----------------------------
(Irvine O. Hockaday, Jr.)



Marie-Josee Kravis*                          Director
-----------------------------
(Marie-Josee Kravis)



Ellen R. Marram*                             Director
-----------------------------
(Ellen R. Marram)



Homer A. Neal*                               Director
-----------------------------
(Homer A. Neal)



Jorma J. Ollila*                             Director                                          June 5, 2000
-----------------------------
(Jorma H. Ollila)



Carl E. Reichardt*                           Director
-----------------------------
(Carl E. Reichardt)



Robert E. Rubin                              Director
-----------------------------
(Robert E. Rubin)



John L. Thornton                             Director
-----------------------------
(John L. Thornton)


                                             Group Vice President and
                                             Chief Financial Officer
Henry D.G. Wallace*                          (principal financial officer)
-----------------------------
(Henry D.G. Wallace)



                                      -8-


                                             Vice President and Controller
William A. Swift*                            (principal accounting officer)
-----------------------------
(William A. Swift)



*By:/s/K. S. Lamping
-----------------------------
    (K. S. Lamping,
     Attorney-in-Fact)

                                  EXHIBIT INDEX

                                                                                     Sequential Page
                                                                                     at Which Found
                                                                                     (or Incorporated
                                                                                     by Reference)


Exhibit 4.A  -      Amended and Restated Ford Motor Company Tax-Efficient
                    Savings Plan for Hourly Employees dated October 9, 1999.
                    Filed as Exhibit 4.A to Registration Statement No.333-37536.

Exhibit 4.B   -     Copy of Master Trust Agreement dated as of September 30,
                    1995 between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.B to
                    Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.C  -      Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.E Registration
                    Statement No. 333-47443 and incorporated herein by
                    reference.

Exhibit 4.D  -      Copy of Amendment dated March 3, 1998 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.F to
                    Registration Statement No. 333-58695 and incorporated
                    herein by reference.

Exhibit 4.E  -      Form of Certificate of Designations designating Series D
                    Participating Stock.  Filed as Exhibit 4.E to Registration
                    Statement No. 333-38580 and incorporated herein by
                    reference.

Exhibit 4.F  -      Form of certificate for shares of Series D Participating
                    Stock.  Filed as Exhibit 4.F to Registration Statement
                    No. 333-38580 and incorporated herein by reference.

Exhibit 4.G  -      Form of Deposit Agreement.  Filed as Exhibit 4.G to
                    Registration Statement No. 333-38580 and incorporated
                    herein by reference.

Exhibit 4.H  -      Form of Depositary Receipt is included in Exhibit 4.G.
                    Filed as Exhibit 4.H to Registration Statement No.
                    333-38580 and incorporated herein by reference.

Exhibit 5.A  -      Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder.  Filed with
                    this Registration Statement.


                                      -10-


Exhibit 5.B  -      Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                    Revenue Code. Filed as Exhibit 5.B to Registration
                    Statement No. 33-58255 and incorporated herein by reference.

Exhibit 15   -      Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information.  Filed
                    with this Registration Statement.

Exhibit 23   -      Consent of Independent Certified Public Accountants. Filed
                    with this Registration Statement.

Exhibit 24.A -      Powers of Attorney authorizing signature.  Filed as Exhibit
                    24.A to Registration Statement No. 333-38580 and
                    incorporated herein by reference.

Exhibit 24.B -      Resolutions of Committee of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as Exhibit
                    24.B to Registration Statement No. 333-38580 and
                    incorporated herein by reference.